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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date Of Report (Date Of Earliest Event Reported): 03/21/2006

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                       Commission File Number: 001-09645

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
               TX                                                 74-1787539
(State or Other Jurisdiction of                                (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)
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                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

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                       Items to be Included in this Report

Item 8.01. Other Events

     On March 14, 2006, Clear Channel Communications, Inc. entered into an underwriting agreement with Banc of America Securities LLC and Wachovia Capital Markets, LLC for the public offering of $500 million of Clear Channel's 6.25% Notes Due 2011. Closing of the offering occurred on March 21, 2006. The purpose of this report is to permit the registrant to file herewith those exhibits listed in Item 9.01 below.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

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     5.1    Opinion of Akin Gump Strauss Hauer & Feld LLP.

     10.1 Twentieth Supplemental Indenture dated as of March 21, 2006, to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and The Bank of New York, as Trustee.
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                                  Signature(s)

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                        CLEAR CHANNEL COMMUNICATIONS, INC.


Date: March 22, 2006                    By: /s/ HERBERT W. HILL, JR
                                            ------------------------------------
                                            Herbert W. Hill, Jr.
                                            Sr. Vice President/Chief Accounting
                                            Officer

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                                INDEX TO EXHIBITS

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
5.1    Opinion of Akin Gump Strauss Hauer & Feld LLP.

10.1 Twentieth Supplemental Indenture dated as of March 21, 2006, to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and The Bank of New York, as Trustee.
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